                                                                  Exhibit 10.1.8


                                   AMENDMENT 2


                                     TO THE


                                     K-TRON


                              FORBEARANCE AGREEMENT


between

         Swiss Bank Corp. Aarau (SBC)             (Leading bank)

         Credit Suisse (CS)
         Swiss Volksbank (SVB)
         Union Bank of Switzerland (UBS)
         Banque Cantonale Neuchateloise (BCN)     (Subsequently referred
                                                  to as Banks)

         as well as

         CS Immobilien Leasing AG                 (Subsequently referred
                                                  to as CSIL)

and

         K-Tron (Switzerland) AG
         K-Tron Asia Pacific Pte. Ltd.            (Subsequently referred
                                                  to as K-Tron Group)

and

         K-Tron International Inc.
         K-Tron Investment Co.                    (Subsequently referred
                                                  to as K-Tron
                                                  International)

The parties agree to the following changes to the Forbearance Agreement dated December 22, 1995:

ARTICLE 1. (OBJECT AND SCOPE OF THE FORBEARANCE AGREEMENT)

Article 1.1

(Section 1 unchanged)

Section 2 new

Annex 1 to the Forbearance Agreement will become void as of April 1, 1997. The credit agreements entered into between the Banks and K-Tron (Switzerland) AG under the Forbearance Agreement will remain in force. To the extent that individual banks have granted current account credit lines to K-Tron (Switzerland) AG, these shall hereby be reduced by 50 percent as of April 1, 1997. The parties expressly agree to this change in the applicable credit agreements. Upon termination of the Forbearance Agreement, the amortization payments provided for in the credit agreements shall be resumed at the dates specified; the credit agreements will then again be subject to termination in accordance with the terms specified therein.

(Section 3 unchanged)

(Section 4 unchanged)

ARTICLE 2. (FORBEARANCE ACCORD)

Article 2.1 Availability of the credit limits

The Banks agree to make the credit limits referred to in Article 1.1 of this Amendment 2 freely and completely available to the companies of the K-Tron Group for the duration of this Forbearance Agreement for operational purposes.

ARTICLE 2.2 (DEFERRAL OF CREDIT REPAYMENT DEMANDS)

Section 1 new

The Banks agree to defer repayment of the credits and credit tranches which come due up to the termination of the Forbearance Agreement but not beyond March 31, 1999, as well as to defer the amortization payments on mortgages and fixed advances which come due up to that time.

(Section 2 unchanged)

(Section 3 unchanged)

ARTICLE 6. (PERIOD OF THE AGREEMENT)

Section 1 new

The Forbearance Agreement of December 22, 1995, is extended to
                             March 31, 1999.

Moreover, Annex 2, which is an integral component of this Forbearance Agreement, will continue in force until the conclusion of the reorganization and restructuring of K-Tron (Switzerland) AG as defined in Section 4 of Annex 2. (Sentence 2 unchanged)

(Section 2 unchanged)

(Section 3 unchanged)

(Section 4 unchanged)

Section 5 new

The K-Tron Group may not terminate this Forbearance Agreement prior to March 31, 1998.

The parties take note that the Union Bank of Switzerland (UBS) is discharged from this Forbearance Agreement as of March 31, 1997. The UBS is in agreement with this release.

This Amendment 2 shall take effect as of April 1, 1997. The other terms of the Forbearance Agreement, including Amendment 1, shall continue in force unchanged.

[signed:] Aarau              19-Dec-96               [signed]
------------------,          ---------               --------------------------------------
                                                     (Swiss Bank Corp. Aarau; leading bank)

[signed:] Aarau              17-Jan-97               [signed]
------------------,          ---------               --------------------------------------
                                                     (Credit Suisse)

[signed:] Bein               22-Jan-97               [signed]
------------------,          ---------               --------------------------------------
                                                     CREDIT SUISSE

[signed] Aarau               22-Jan-97               [signed]
------------------,          ---------               --------------------------------------
                                                     (Union Bank of Switzerland)

[signed:] Neuchatel,         5-Feb-97               [signed]
------------------,          ---------               --------------------------------------
                                                     (Banque Cantonale Neuchateloise)

[signed:] Zurich              7-Feb-97               [signed]
------------------,          ---------               --------------------------------------
                                                     (CS Immobilien Leasing Ltd.)

[signed:] Niederlenz,        18-Dec-96               [signed:] Lukas Gunthardt
------------------,          ---------               --------------------------------------
                                                     (K-Tron (Switzerland) AG)

[signed:] Pitman              2-Dec-96               [signed:] Robert L. Weinberg
------------------,          ---------               --------------------------------------
                                                     (K-Tron Asia Pacific Pte Ltd.)


[signed:] Pitman              2-Dec-96               [signed:] Leo C. Beebe
------------------,          ---------               --------------------------------------
                                                     (K-Tron International, Inc.)


[signed:] Pitman              2-Dec-96               [signed:] Robert L. Weinberg
------------------,          ---------               --------------------------------------
                                                     (K-Tron Investment Co.)